PRE-PAID ADVANCE	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
PRE-PAID ADVANCE

NOTE 10 - PRE-PAID ADVANCE:

In February 2023, the Company entered into a Standby Equity Purchase Agreement (“SEPA”) to raise up to $25,000 in consideration of the issuance of ordinary shares over the course of 36 months with Yorkville. According to the SEPA, the Company may issue Yorkville ordinary shares at a purchase price as one of two options (i) equal to 96% of the weighted average price (“VWAP”) of the common stock during the applicable pricing period or (ii) equal to 97% of the lowest VWAP of the common stock during a pricing period of 3 consecutive trading days commencing on the relevant period. Yorkville advanced to the Company an aggregate principal amount of $3,500 (the “Pre-Paid Advance”). The Pre-Paid Advance was disbursed in two separate installments evidenced as convertible loans, the first for $1,500 at the closing of the Business Combination, and the second, as subsequently amended, for $2,000 upon the effectiveness of a registration statement. The purchase price for the Pre-Paid Advance is 92.0% of the Pre-Paid Advance. Such Pre-Paid Advances will be offset upon the issuance of ordinary shares to Yorkville at a price per share equal to the lower of (a) 100% of the daily VWAP of the ordinary shares on The Nasdaq Stock Market as of the trading day immediately prior to the date of the disbursement of the Pre-Paid Advance (the “Fixed Price”) (in the case of the first Pre-Paid Advance, $3.65), or (b) 93.0% of the lowest daily VWAP of the Ordinary Shares on Nasdaq during the seven trading days immediately prior to each purchase (the “Variable Price” and the lower of the Fixed Price and the Variable Price shall be referred to as the “Purchase Price”); however, in no event shall the Purchase Price be less than $1.10 (the “Floor Price”). On July 27, 2023, the Company amended the promissory note evidencing the remaining Pre-Paid Advance to decrease the Floor Price to $1.10 (as adjusted for reverse stock split which occurred on August 21, 2023, see also Note 14.4), after the Company was required to repay in cash $500 of principal amount as a result of the Company’s share price being below the original Floor Price. The Company made additional change to the Yorkville agreement which effectively eliminates the floor price - see also note 24(4). The maturity date will be 12-months after the initial closing of each Pre-Paid Advance. In July 2023, the Company repaid in full the first Pre-Paid Advance in the amount of $1,500 and as of December 31, 2023, the Company repaid the second Pre-Paid Advance in the amount of $1,300. In the period, the Company issued ordinary shares in net consideration of $1,979 in accordance with the terms of the SEPA and subsequent to the period, the Company repaid approximately $377 as of the date of the authorization of these financial statements. On April 13, 2024, the Company exercised its right of termination under the SEPA and sent Yorkville a written termination letter, which is effective upon five trading days thereafter. On April 19, 2024, the Company entered into a similar agreement with an institutional investor, which will enable the Company to raise up to $30,000. See also note 24(10).